Exhibit 10.3

Final Form

FORM OF INVESTMENT AGREEMENT

This INVESTMENT AGREEMENT (this “Agreement”) is entered into on March 20, 2021 by and between ironSource Ltd., a company organized under the laws of the State of Israel (the “Company”), and the subscriber party set forth on the signature page hereto (“Subscriber”).

WHEREAS, the Company is concurrently with the execution and delivery hereof entering into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Showtime Cayman, a Cayman Islands exempted company (“Merger Sub”), Showtime Cayman II, a Cayman Islands exempted company (“Merger Sub II”), and Thoma Bravo Advantage, a Cayman Islands exempted company (“SPAC”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into SPAC, with SPAC surviving as a wholly owned subsidiary of the Company (the “First Merger”), and immediately following the consummation of the First Merger and as part of the same overall transaction, the surviving entity of the First Merger will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of the Company;

WHEREAS, prior to the consummation of the Mergers, the Company shall effect the Recapitalization (as defined in the Merger Agreement);

WHEREAS, in connection with the consummation of the Mergers, Subscriber desires to purchase, following the Recapitalization, that number of Class A Ordinary Shares (as defined in the Merger Agreement) (the “Class A Shares”) as set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $10.00 per share and an aggregate purchase price set forth on the signature page hereto (the “Purchase Price”);

WHEREAS, the Company desires to arrange for the purchase by Subscriber of the Acquired Shares, at the Company’s election pursuant to this Agreement, through (a) the issuance of all or a portion of the Acquired Shares (the “Primary Shares”) by the Company to Subscriber at a per share price equal to $10.00 (the “Primary Purchase Price”) to the Company by or on behalf of Subscriber and/or (b) the sale of all or a portion of the Acquired Shares (the “Secondary Shares”) by one or more holders of Class A Shares (each, a “Secondary Seller” and collectively, the “Secondary Sellers”) to Subscriber at a price per share equal to $10.00 (provided any Secondary Seller shall not be an affiliate of Subscriber); and

WHEREAS, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or institutional “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act), (collectively, the “Other Subscribers”) have, severally and not jointly, entered into separate investment agreements with the Company with substantially similar terms to this Agreement (each such investment agreement, other than any investment agreement between the Company and SPAC (if any), the “Other Investment Agreements”), pursuant to which such investors have agreed to purchase Class A Shares on the Closing Date (as defined below) at a per share price of $10.00 per share (the “Per Share Purchase Price”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Commitment; Company Election.

(a) Subject to the terms and conditions hereof, Subscriber hereby commits to purchase the Acquired Shares immediately prior to the consummation of the Mergers from the Company or the Secondary Sellers, as and to the extent set forth in the Election Notice (as defined below).

(b) Within five (5) business days following the completion of the SPAC Extraordinary General Meeting (as defined in the Merger Agreement), the Company shall deliver a written notice (the “Election Notice”) to Subscriber stating (i) the number of Primary Shares (if any) to be acquired by Subscriber (the “Primary Share Number”) and the Primary Purchase Price (as defined below) and (ii) the number of Secondary Shares (if any) to be acquired by Subscriber (the “Secondary Share Number”), the Secondary Purchase Price (as defined below) and the identity of the Secondary Seller(s). The number of Primary Shares and Secondary Shares to be purchased by Subscriber shall be determined by the Company in its sole discretion; provided that, for the avoidance of doubt, (A) the aggregate number of Primary Shares and Secondary Shares shall equal the Acquired Shares and (B) the Primary Purchase Price, together with the Secondary Purchase Price, shall equal the Purchase Price. For purposes of this Agreement (1) “Primary Purchase Price” means the Primary Share Number multiplied by $10.00, and (2) “Secondary Purchase Price” means the Secondary Share Number multiplied by $10.00.

2. Subscription; Purchase and Sale.

(a) To the extent the Election Notice provides for the sale of Primary Shares to Subscriber, subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Primary Purchase Price, such number of Primary Shares equal to the Primary Share Number (such subscription and issuance, the “Subscription”).

(b) To the extent the Election Notice provides for the sale of Secondary Shares by one or more Secondary Sellers to Subscriber, subject to the terms and conditions hereof, Subscriber hereby agrees to (i) purchase from the Secondary Sellers, in exchange for the Secondary Purchase Price, such number of Secondary Shares equal to the Secondary Share Number, and (ii) to that effect, within two (2) business days of the delivery of the Election Notice, execute and deliver to the Company one or more purchase and sale agreements in the form attached hereto as Exhibit A (each, a “Secondary Purchase Agreement” and collectively, the “Secondary Purchase Agreements”) (such purchase and sale of the Secondary Shares, the “Purchase and Sale”). The Company agrees to effect and reflect the transfer of the Secondary Shares pursuant to the Secondary Purchase Agreements from the Secondary Sellers to Subscriber on its books. For the avoidance of doubt, to the extent the Election Notice provides for the sale of Secondary Shares by one or more Secondary Sellers to Subscriber and not for the sale of Primary Shares to Subscriber pursuant to this Agreement, all representations, warranties, covenants and agreements of the Company set forth in this Agreement shall remain in full force and effect.

3. Closing.

(a) Subject to the satisfaction or waiver in writing of the conditions set forth in this Section 3 and, if applicable, the conditions set forth in the Secondary Purchase Agreement(s), the closing of the Subscription (the “Primary Closing”) and the closing of the Purchase and Sale (the “Secondary Closing”), in each case, as applicable, shall occur immediately prior to the consummation of the Mergers. Not less than five (5) business days prior to the scheduled closing date of the Mergers (the “Closing Date”), the Company shall provide written notice (which, for the avoidance of doubt, may be the same notice as the Election Notice) to Subscriber (the “Closing Notice”) of such anticipated Closing Date.

(i) Subscriber shall deliver, on or before three (3) business days prior to the anticipated Closing Date (as specified in the Closing Notice or otherwise agreed to by the Company and Subscriber) (the “Funding Date”), (A) the Primary Purchase Price for the Primary Shares by wire transfer of U.S. dollars in immediately available funds to the account of the Company specified by the Company in the Closing Notice (to be held in escrow by the Company for the benefit of the Subscriber pending the Primary Closing), and (B) the Secondary Purchase Price for the Secondary Shares by wire transfer of U.S. dollars in immediately available funds to the account of a paying agent (the “Paying Agent”) designated by the Company as specified in the Closing Notice (to be held in escrow by the Paying Agent for the benefit of the Subscriber pending the Secondary Closing), in each case of clauses (A) and (B), to the extent applicable. Notwithstanding the foregoing, the portion of Secondary Purchase Price payable in respect of Secondary Shares issued upon exercise of an option to purchase equity securities of the Company that was granted pursuant to Section 102(b)(2) of the Israeli Income Tax Ordinance (the “102 Securities” and “ITO”, respectively) and held in trust by IBI Capital Compensation and Trust (2004) Ltd. (the “102 Trustee”) shall be transferred by the Paying Agent, without any tax deduction or withholding, subject to the provisions of the Secondary Purchase Agreement, promptly to the 102 Trustee on behalf of the relevant holder of 102 Securities, and released by the 102 Trustee to the holders of 102 Securities pursuant to the applicable provisions of Section 102 of the ITO and the regulations and ruled promulgated thereunder (subject to any tax withholding or deduction required thereunder).

(ii) The Company shall (A) if applicable, deliver to Subscriber on or prior to the Funding Date, the Secondary Purchase Agreement(s), duly executed by the Secondary Seller(s) and (B) at the Primary Closing, issue and deliver the Primary Shares (if any) to Subscriber (or its nominee or custodian in accordance with the delivery instructions provided by Subscriber), free and clear of any and all liens, hypothecations, mortgages, pledges, security interests, options, charges or other encumbrances or restrictions (“Liens”) (other than Liens arising under this Agreement or applicable Securities Laws). On or within one (1) business day after the Closing Date, the Company shall deliver to Subscriber (or its nominee in accordance with the delivery instructions) or to a custodian designated by Subscriber, as applicable, a copy of the records of the Company’s transfer agent (the “Transfer Agent”) showing Subscriber as owner of the Acquired Shares on and as of the Closing Date.

(iii) In the event the First Merger does not occur within two (2) business days of the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed by Subscriber, the Company shall promptly (but not later than one (1) business day thereafter) return, or instruct the Paying Agent to return, the Purchase Price to Subscriber in full (without deduction or penalty) by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book entries or share certificates representing the Acquired Shares shall be deemed cancelled and any such share certificates shall be promptly (but not later than one (1) business day thereafter) returned to the Company; provided that, notwithstanding the return of the Purchase Price pursuant to this Section 3(a)(iii), until this Agreement is terminated in accordance with its terms, each of Subscriber and the Company will continue to be bound by this Agreement, including with respect to Subscriber’s obligation to fund the Purchase Price on the Funding Date pursuant to any subsequent Closing Notice delivered in accordance with Section 3(a).

(iv) Notwithstanding anything to the contrary in this Section 3 or the Secondary Purchase Agreement, in the event that Subscriber informs the Company in writing at least five (5) business days prior to Closing Date that it is an investment company registered under the Investment Company Act of 1940, as amended, that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or that its bona fide internal compliance policies and procedures so require it, Subscriber shall deliver to the account of the Company (in the case of the purchase of Primary Shares) or to the account of the Paying Agent (in the case of the purchase of Secondary Shares) on the Closing Date (which shall be considered the Funding Date) the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds against delivery to the undersigned of the Acquired Shares in book entry form as described in this Section 3.

(b) The Primary Closing and the Secondary Closing, as applicable, shall be subject to the conditions that:

(i) solely with respect to Subscriber:

(1) each of the representations and warranties made by the Company in Section 5 of this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects) as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct in all material respects on and as of such earlier date); and

(2) the Company and Secondary Seller(s), if applicable, shall, in each case, have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement and, if applicable, the Secondary Purchase Agreement(s) to be performed or complied with by it, him or her at or prior to the Closing;

(ii) solely with respect to the Company:

(1) the representations and warranties made by Subscriber in Section 6 of this Agreement shall be true and correct in all material respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct in all material respects on and as of such earlier date); and

(2) Subscriber shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement and, if applicable, the Secondary Purchase Agreement(s) to be performed or complied with by it at or prior to the Closing;

(iii) there shall not be in force and effect any order, law, rule or regulation (whether temporary, preliminary or permanent) of any governmental authority of competent jurisdiction, in any case, enjoining, prohibiting, or making illegal the consummation of the transactions contemplated by this Agreement;

(iv) the First Merger is consummated substantially concurrently with the Primary Closing (if applicable) and the Secondary Closing;

(v) the Class A Ordinary Shares of the Company (including the Acquired Shares) shall be approved for listing on the NYSE, subject to the official notice of issuance thereof; and

(vi) there have been no amendments or modifications to the Merger Agreement (as in effect on the date hereof, a copy of which the Company has furnished to the Subscriber) that would reasonably be expected to materially and adversely affect the economic benefits of the Subscriber pursuant to this Agreement and/or the Secondary Purchase Agreement(s), if applicable;

(c) In addition to the conditions set forth in Section 3(b), the Primary Closing shall be subject to the additional conditions that, at the Primary Closing:

(i) there shall not be in force and effect any (A) law or (B) governmental order by any governmental authority of competent jurisdiction, in either case, enjoining, prohibiting, or making illegal the consummation of the Subscription; and

(ii) the Secondary Closing (if applicable) shall be consummated substantially concurrently with the Primary Closing.

(d) In addition to the conditions set forth in Section 3(b), the Secondary Closing shall be subject to the additional conditions that, at the Secondary Closing:

(i) there shall not be in force and effect any (A) law or (B) governmental order by any governmental authority of competent jurisdiction, in either case, enjoining, prohibiting, or making illegal the consummation of the Purchase and Sale;

(ii) solely with respect to the Company, Subscriber shall have delivered the Secondary Purchase Agreement(s) to the Company, duly executed by Subscriber;

(iii) solely with respect to Subscriber, the Company shall have delivered the Secondary Purchase Agreement(s) to Subscriber, duly executed by the Secondary Seller(s); and

(iv) the Primary Closing (if applicable) shall be consummated substantially concurrently with the Secondary Closing.

(e) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem necessary in order to consummate the Subscription and/or the Purchase and Sale as contemplated by this Agreement or the Secondary Purchase Agreement.

4. [Reserved].

5. Company Representations and Warranties. The Company represents and warrants to Subscriber as of the date hereof and as of the Closing that:

(a) The Company has been duly incorporated and is validly existing and in good standing (to the extent such concept is applicable under Israeli law) as a company under the laws of the State of Israel, with power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

(b) As of the Closing Date, as applicable,

(i) the Primary Shares (if any) will be duly authorized and, when issued and delivered to Subscriber against full payment of the Primary Purchase Price in accordance with the terms of this Agreement, the Primary Shares will be validly issued, fully paid and non-assessable, will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s articles of association or under the laws of the State of Israel and will be free and clear of any Liens (other than Liens arising under this Agreement or applicable Securities Laws); and

(ii) the Secondary Shares will be duly authorized and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s articles of association (as amended to the Closing Date) or under the laws of the State of Israel.

(iii) immediately after giving effect to the Closing, Subscriber shall have received all right and title to, and interests in, the Primary Shares (if any) free and clear of all Liens (other than Liens arising under this Agreement or applicable Securities Laws).

(c) This Agreement has been duly authorized, validly executed and delivered by the Company and, assuming that this Agreement has been duly authorized, validly executed and delivered by Subscriber, is a valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(d) The execution, delivery and performance of this Agreement, including the issuance and sale of the Primary Shares and the sale of the Secondary Shares (as applicable) and the consummation of the Subscription, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject which would reasonably be expected to have a material adverse effect on the assets, business, results of operation or financial condition of the Company and its subsidiaries, taken as a whole (including the combined company after giving effect to the Mergers), or prevent, materially impair, materially delay or materially impede the legal authority of the Company to enter into and timely perform in all material respects its obligations under this Agreement or the Merger Agreement or to consummate the Mergers or the validity of the Acquired Shares (collectively, a “Material Adverse Effect”); (ii) result in any violation of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect.

(e) As of the date of this Agreement, the authorized share capital of the Company is 1,100,000 NIS divided into 110,000,000 ordinary shares, par value NIS 0.01 of the Company (“Company Ordinary Shares”). As of the date of this Agreement, the issued and outstanding equity securities of the Company consist (i) 90,163,739 Company Ordinary Shares and (ii) 11,880,181 stock options and restricted share units. The issued and outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have not been issued in violation of preemptive or similar rights or applicable law.

(f) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 6 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Primary Shares by the Company or the Secondary Shares by the Secondary Sellers to Subscriber in the manner contemplated by this Agreement or the Secondary Purchase Agreement.

(g) The Company has not entered into, amended or modified, and shall not enter into, amend or modify, any Other Investment Agreement or side letter or other agreement in respect thereof) on terms (economic or otherwise) more favorable in any material respect to such subscriber or investor than as set forth in this Agreement. Subscriber acknowledges and agrees that SPAC may enter into the SPAC Secondary Purchase (as defined in the Merger Agreement).

(h) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the New York Stock Exchange) or other person in connection with the execution, delivery and performance of this Agreement (including the issuance of the Primary Shares (if any)), other than (i) notice filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 7 of this Agreement, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, if applicable; (iv) those required by the New York Stock Exchange, including with respect to obtaining shareholder approval, (v) those required to consummate the Mergers as provided under the Merger Agreement, (vi) the filing of notification under any antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) those the failure of which to obtain would not have a Material Adverse Effect.

(i) The Company is not, and immediately after receipt of payment for the Acquired Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940.

(j) Neither the Company nor any person acting on its behalf has engaged or will engage prior to the Closing in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares, and are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

(k) Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, as of the date hereof, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Company.

(l) There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or threatened against or affecting the Company or any of the Company’s properties or rights that affects or would reasonably be expected to affect the Company’s ability to consummate the transactions contemplated by this Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against the Company or any of the Company’s properties or rights that affects or would reasonably be expected to affect the Company’s ability to consummate the transactions contemplated by this Agreement.

6. Subscriber Representations and Warranties and Acknowledgements. Subscriber represents and warrants to the Company as of the date hereof and as of the Closing, and acknowledges that:

(a) Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Agreement.

(b) This Agreement has been duly authorized, validly executed and delivered by Subscriber and, assuming that this Agreement has been duly authorized, validly executed and delivered by the Company, and constitutes the valid and binding agreement of the Company, this Agreement is the valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(c) The execution, delivery and performance by Subscriber of this Agreement, including the consummation of the transactions contemplated by this Agreement, do not and will not result in any violation of (i) the organizational documents of Subscriber, or (ii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber that would prevent, materially delay or otherwise materially impede the Subscriber’s timely performance of all its obligations hereunder in full.

(d) There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or, to Subscriber’s knowledge, threatened against or affecting Subscriber or any of Subscribers properties or rights that materially affects or would reasonably be expected to materially affect Subscriber’s ability to consummate the transactions contemplated by this Agreement or any Secondary Purchase Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against Subscriber or any of Subscriber’s properties or rights that materially affects or would reasonably be expected to materially affect Subscriber’s ability to consummate the transactions contemplated by this Agreement.

(e) Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144”)) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is a “qualified institutional buyer” or an institutional “accredited investor” and is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Nothing contained herein shall be deemed a representation or warranty by such Subscriber to hold the Shares for any period of time. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares and is an “institutional account” as defined by FINRA Rule 4512(c). Accordingly, Subscriber is aware that this offering of the Acquired Shares meets the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J).

(f) Together with its investment adviser, if applicable, Subscriber acknowledges that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber acknowledges and agrees that the Acquired Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur in an “offshore transaction” within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144, provided that all of the applicable conditions thereof have been met, (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act or (v) as it forms part of any stock lending programme, and in each of clauses (ii), (iii), (iv) and (v), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry records representing the Acquired Shares shall contain a restrictive legend to such effect in the following form (provided that such legend shall be subject to removal in accordance with Section 10(b) hereof).

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.”

Together with its investment adviser, if applicable, Subscriber acknowledges and agrees that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber acknowledges and agrees that the Acquired Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, pledge, transfer or otherwise dispose of the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Acquired Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 until at least one year from the Closing Date. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

(g) Subscriber acknowledges and agrees that, in each case, to the extent applicable, Subscriber is purchasing the Primary Shares directly from the Company and is purchasing the Secondary Shares directly from the Secondary Seller(s). Subscriber further acknowledges and agrees that there have been no representations, warranties, covenants and agreements made to Subscriber by or on behalf of the Company, the Secondary Sellers, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly made by the Company in this Agreement and, if applicable, by the Secondary Sellers pursuant to the Secondary Purchase Agreement(s).

(h) If Subscriber is an employee benefit plan that is subject to Title I of Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of ERISA, section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(i) Together with its investment adviser, if applicable, in making its decision to purchase the Acquired Shares, Subscriber represents and warrants that it has relied solely upon independent investigation made by Subscriber and the representations, warranties, covenants and agreements expressly made by the Company herein and, if applicable, by the Secondary Sellers pursuant to the Secondary Purchase Agreement(s). Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Company, the Secondary Seller(s), SPAC, the Mergers and the business of the Company, the Secondary Seller(s), and each of their subsidiaries. Subscriber represents, acknowledges and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information, to its full satisfaction, as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares. Subscriber represents, acknowledges and agrees that it has not relied on any statements or other information provided by the Placement Agent or any affiliates of the Placement Agents, or any other person or entity (including the Company, SPAC, the Secondary Seller(s) any of their respective affiliates or any of their respective representatives) with respect to the Company, SPAC, the Secondary Seller(s), the Mergers, the Merger Agreement and the business of the Company, SPAC, the Secondary Seller(s) and each of their subsidiaries or its decision to purchase the Acquired Shares other than the representations, warranties, covenants and agreements expressly made by the Company herein and, if applicable, the Secondary Seller(s) in the Secondary Purchase Agreement(s).

(j) Subscriber, or its investment adviser, if applicable, became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Company or SPAC, or by means of contact from Citigroup Global Markets, Inc., Jefferies LLC, Goldman Sachs Israel LLC or any of their respective affiliates, acting as placement agents for the Company (collectively, the “Placement Agents”), and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber or its investment adviser and the Company or SPAC, or by means of contact between Subscriber or its investment adviser and the Placement Agents. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Acquired Shares (i) were not offered to Subscriber by any form of advertising or, to Subscriber’s knowledge, general solicitation (within the meaning of Regulation D), and (ii) to Subscriber’s knowledge, are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Subscriber acknowledges and agrees that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including the Company, SPAC, the Secondary Sellers, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties expressly contained in this Agreement and, if applicable, the Secondary Purchase Agreement(s), in making its investment or decision to purchase the Acquired Shares.

(k) Subscriber acknowledges and agrees that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber or its investment adviser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision and Subscriber or its investment adviser has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Acquired Shares. Subscriber is able to sustain a complete loss on its investment in the Acquired Shares, has no need for liquidity with respect to its investment in the Acquired Shares and has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Acquired Shares Subscriber acknowledges and agrees that neither the Company, SPAC, the Secondary Sellers nor any of their respective affiliates has provided any tax advice to Subscriber or made any representations or warranties or guarantees to Subscriber regarding the tax treatment of its investment in the Acquired Shares.

(l) Together with its investment adviser, if applicable, Subscriber represents, acknowledges and agrees that Subscriber has considered the risks of an investment in the Acquired Shares and determined that (i) the Acquired Shares are a suitable investment for Subscriber, and (ii) Subscriber is able to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

(m) Subscriber understands and acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.

(n) Subscriber, or its investment adviser, if applicable, hereby acknowledges and agrees that (i) each Placement Agent is acting solely as placement agent in connection with the offering of the Acquired Shares and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for Subscriber, the Company or any other person or entity in connection with the offering of the Acquired Shares, (ii) no Placement Agent has made any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the offering of the Acquired Shares, (iii) no Placement Agent will have any responsibility to Subscriber with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the Mergers or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (B) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, SPAC, the Secondary Sellers or the offering of the Acquired Shares, and (iv) no Placement Agent shall have any liability or obligation (including for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Subscriber), whether in contract, tort or otherwise, to Subscriber, or to any person claiming through Subscriber, in respect of the offering of the Acquired Shares. Subscriber acknowledges that the Placement Agents, affiliates of the Placement Agents and their respective officers, directors, employees and representatives may have acquired non-public information with respect to the Company or SPAC which Subscriber agrees, subject to applicable law, need not be provided to it.

(o) Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent applicable to Subscriber, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent applicable to Subscriber, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

(p) If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) neither the Company, the Secondary Sellers, nor any of their respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Shares; (ii) the decision to invest in the Acquired Shares has been made at the recommendation or direction of a “fiduciary” as defined in Section 3(21) of ERISA who is (1) independent of the Transaction Parties; (2) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies; (3) is responsible for exercising independent judgment in evaluating the investment in the Acquired Shares; and (4) is aware of and acknowledges that (A) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the purchaser’s or transferee’s investment in the Acquired Shares, and (B) the Transaction Parties have a financial interest in the purchaser’s investment in the Acquired Shares on account of the fees and other remuneration they expect to receive in connection with transactions contemplated by this Agreement.

(q) Subscriber has, and on and as of the Funding Date will have, sufficient funds to pay the Purchase Price pursuant to Section 2.

(r) Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof Subscriber has not entered into, any “put equivalent position,” as such term is defined in Rule 16a-1 under the Exchange Act, or short sale positions, with respect to the securities of the Company. Notwithstanding the foregoing, (i) in the case of a Subscriber that has other entities under common management with Subscriber that have no knowledge of this Agreement or of Subscriber’s participation in the Mergers (including Subscriber’s affiliates), the representation set forth above shall not apply to such other entities and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth in this Section 6(r) shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Acquired Shares. In no event shall any affiliate or associate of Subscriber be deemed to be a party to this Agreement.

7. Registration Rights.

(a) The Company agrees that, as soon as practicable but in no event later than thirty (30) calendar days after the Closing Date (the “Filing Deadline”), the Company will file with the United States Securities and Exchange Commission (the “Commission”) (at the Company’s sole cost and expense) a registration statement registering the resale of the Registrable Securities (as defined below) (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof (but, shall use its commercially reasonable efforts to have the Registration Statement declared effective no later than the earlier of (i) the ninetieth (90th) calendar day (or one hundred and twentieth (120th) calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Closing and (ii) the seventh (7th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review) (any such date, the “Effectiveness Deadline”); provided, however, that if the Commission is closed for operations due to a government shutdown and the Company is unable to cause the Registration Statement to be declared effective as a result, the Effectiveness Deadline shall be extended by the same amount of days that the Commission remains closed for operations, provided, further, that the Company’s obligations to include the Registrable Securities for resale in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber, including, but not limited to, the Registrable Securities held by Subscriber, and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Class A Shares, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. Any failure by the Company to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this Section 7. The Company will provide a draft of the Registration Statement to Subscriber for review at least two (2) business days in advance of filing the Registration Statement. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless specifically requested by the Commission or another regulatory agency; provided, that if the Commission or another regulatory agency requests that a Subscriber be identified as a statutory underwriter in the Registration Statement, such Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 of the Securities Act, the Company shall file a new Registration Statement to register such Registrable Securities not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until all such securities cease to be Registrable Securities or such shorter period upon which Subscriber has notified the Company that Subscriber’s Registrable Securities included in such Registration Statement have actually been sold. The Company will file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement or Rule 144, as applicable, qualify the Registrable Securities for listing on the applicable stock exchange, update or amend the Registration Statement as necessary to include Registrable Securities and provide customary notice to holders of Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, the Acquired Shares and any other equity security of the Company issued or issuable with respect to the Acquired Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. For the avoidance of doubt, any references in this Section 7 to Subscriber shall include Subscriber’s permitted assignee(s) from and after any such assignment.

(b) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense, the Company shall:

(i) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of the following: (i) Subscriber ceases to hold any Registrable Securities, (ii) the date all Registrable Securities held by Subscriber may be sold without restriction under Rule 144, including any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (iii) when all Registrable Securities held by Subscriber cease to be outstanding and (iv) three (3) years from the effective date of the Registration Statement.

(ii) advise Subscriber (or, if directed by Subscriber in writing, its counsel) within three (3) business days:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3) after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding the Company and Subscriber hereby consents to the receipt of such notice;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Class A Shares issued by the Company have been listed; and

(vi) use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable Subscriber to sell the Registrable Securities under Rule 144.

(c) Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if it determines, in each case in good faith and its reasonable judgment after consultation with counsel to the Company, that in order for the Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Company’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (iii) in the good faith judgment of the majority of Company’s board of directors, upon advice of counsel, such filing or effectiveness or use of such Registration Statement, would be materially adverse to the Company and the majority of the Company’s board of directors concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than forty-five (45) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or prospectus contained therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the

Company unless otherwise required by law or subpoena (provided Subscriber may disclose such information to its representatives or affiliates who have agreed to maintain the confidentiality of such information). Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of a Suspension Event, provide Subscriber with any material, nonpublic information regarding the Company (other than to the extent that providing notice to Subscriber of the occurrence of a Suspension Event may itself constitute material, nonpublic information regarding the Company and Subscriber hereby consents to the receipt of such notice). If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (A) to the extent Subscriber is required to retain a copy of such prospectus (1) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

(d) The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), the officers, directors, trustees, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each of them, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as and to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Subscriber furnished in writing to the Company by or on behalf of the Subscriber expressly for use therein. The Company shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which the Company is aware.

(e) Subscriber shall, severally and not jointly with any Other Subscriber, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Subscriber furnished in writing to the Company by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber under this Section 7(e) be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation. Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7(e) of which Subscriber is aware.

(f) Any person or entity entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (2) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such counsel shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(g) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Acquired Shares purchased pursuant to this Agreement.

(h) If the indemnification provided under this Section 7 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 7, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(h) from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 7(h) by any seller of Acquired Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Acquired Shares giving rise to such contribution obligation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 7(h) shall be several, not joint.

(i) For purposes of this Section 7, “Subscriber” shall include any person to whom the rights under this Section 7 have been duly assigned in accordance with this Agreement.

8. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Merger Agreement is validly terminated in accordance with its terms prior to the consummation of the Mergers, (b) upon the mutual written agreement of each of the parties hereto, or (c) at the election of Subscriber, thirty (30) days after the Termination Date (as defined in the Merger Agreement as of the date hereof) if the Primary Closing or the Secondary Closing, as applicable, has not occurred other than as a result of a breach of Subscriber’s obligations hereunder; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such willful breach. The Company shall promptly notify Subscriber in writing of the termination of the Merger Agreement.    Upon the termination of this Agreement, if the Primary Purchase Price or Secondary Purchase Price has been paid by the Subscriber, the Company agrees to promptly (and in any event within one (1) Business Day) return, or cause to be returned, the entire Primary Purchase Price and/or the Secondary Purchase Price to the Subscriber in full, without deduction or penalty.

9. No Hedging. Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, shall execute any short sales or engage in other hedging transactions of any kind with respect to the Acquired Shares during the period from the date of this Agreement through the Closing (or such earlier termination of this Agreement in accordance with its terms). Nothing in this Section 9 shall prohibit such persons from engaging in hedging transactions with respect to other securities of the Company, including Class A Shares acquired in open market purchases, so long as such person does not create any “put equivalent position,” as such term is defined in Rule 16a-1 under the Exchange Act, or short sale positions, with respect to the Acquired Shares. Notwithstanding the foregoing, (i) nothing herein shall prohibit any entities under common management with Subscriber that have no knowledge of this Agreement or of Subscriber’s participation in the transactions contemplated hereby (including Subscriber’s controlled affiliates and/or affiliates) from entering into any short sales; (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, this Section 9 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Acquired Shares covered by this Agreement.

10. Covenants of the Company

(a) With a view to making available to Subscriber the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at any time permit Subscriber to sell securities of the Company to the public without registration, the Company agrees, until the Acquired Shares are registered for resale under the Securities Act, to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(iii) furnish to Subscriber so long as it owns Acquired Shares, promptly upon request, (A) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration.

(b) The legend described in Section 6(f) shall be removed and the Company shall issue a certificate without such legend to the holder of the Acquired Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Acquired Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Acquired Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) the Acquired Shares can be sold, assigned or transferred pursuant to Rule 144, and (1) in each case, the holder provides the Company with an undertaking to effect any sales or other transfers in accordance with the Securities Act and (2) with respect to clauses (i) and (iii), upon the Company providing the Transfer Agent with such certifications as reasonably requested, which the Company undertakes to provide. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

11. Miscellaneous.

(a) Each party hereto acknowledges that the other party hereto will rely on the acknowledgments, understandings, agreements, representations and warranties expressly set forth in this Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein with respect to it are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of Subscriber contained in this Agreement.

(b) Each of the Company and Subscriber is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Placement Agents are entitled to rely upon the representations and warranties made by Subscriber in this Agreement.

(c) All the representations and warranties made by each party hereto in this Agreement shall survive the Closing for a period of two (2) years from the Closing Date.

(d) The Company may request from Subscriber such additional information as the Company may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available; provided that the Company agrees to keep any such information provided by Subscriber confidential other than as necessary to include in any registration statement the Company is required to file hereunder. Subscriber acknowledges and agrees that if it does not provide the Company with such requested information, Subscriber’s Acquired Shares may not be able to be registered for resale. Subscriber acknowledges that a copy of this Agreement may be filed as exhibit to a periodic report or registration statement.

(e) This Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, waiver, or termination is sought. Additionally, this Agreement may not be amended, modified or terminated, and the Company may not waive any rights under this Agreement, without the prior written consent of SPAC (not to be unreasonably withheld, conditioned or delayed). SPAC is an express third-party beneficiary of this Agreement.

(f) This Agreement (including Schedule A hereto and, if applicable, the Secondary Purchase Agreement) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(g) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement and any of Subscriber’s rights and obligations hereunder (including under Section 7) may be assigned to any fund or account managed by the same or affiliated investment manager or investment advisor as Subscriber or by an affiliate of such investment manager or investor advisor, without the prior consent of the Company, provided that such assignee(s) agrees in writing to be bound by the terms hereof, including making the representations and warranties set forth in Section 6. Upon such assignment by a Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager or investment advisor as Subscriber or by an affiliate of such investment manager or investment advisor, unless consented to in writing by the Company. Neither this Agreement nor any rights that may accrue to the Company hereunder or any of the Company’s obligations may be transferred or assigned other than pursuant to the Mergers.

(h) If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(i) This Agreement may be executed in two (2) or more counterparts (including by facsimile transmission or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(j) Each party shall pay all of its own expenses in connection with this Agreement and the transactions contemplated by this Agreement.

(k) The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of DTC’s fees associated with the issuance of the Primary Shares.

(l) Unless the context of this Agreement requires otherwise, (i) the word “or” shall be disjunctive but not exclusive and shall have the meaning represented by the term “and/or” and (ii) the word “including” shall mean “including without limitation”. For purposes of this Agreement, “business day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Tel Aviv, Israel are authorized or required by law to close.

(m) Subscriber understands and acknowledges that (i) no disclosure or offering document has been provided to it by the Placement Agents or any of their affiliates in connection with the offer and sale of the Acquired Shares; (ii) the Placement Agents and their directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, the Secondary Sellers, the Mergers or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Company or the Secondary Sellers; and (iii) in connection with the issue and purchase of the Acquired Shares, the Placement Agents have not acted as Subscriber’s financial advisor, tax or fiduciary.

(n) All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following business day), addressed as follows:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Company, to:

ironSource Ltd.

Azrieli Sarona Tower, 121 Menachem Begin St.

Attention: Dalia Litay

                Assaf Ben Ami

E-mail: dalia.litay@ironsrc.com; assaf@ironsrc.com

with a required copies to (which copies shall not constitute notice):

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention: Ryan Maierson; Eyal Orgad

Email: Ryan.Maierson@lw.com; Eyal.Orgad@lw.com

Latham & Watkins LLP

99 Bishopsgate

London EC2M 3XF

United Kingdom

Attention: Joshua Kiernan

E mail: joshua.kiernan@lw.com

Meitar | Law Offices

16 Abba Hillel Road

Ramat Gan 5250608, Israel

Attn: Dan Shamgar and Talya Gerstler

E mail: dshamgar@meitar.com and gtalya@meitar.com

(o) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the parties hereto shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that SPAC shall be entitled to specifically enforce Subscriber’s obligations hereunder and the provisions of this Agreement of which SPAC is a third party beneficiary, in each case, on the terms and subject to the conditions set forth herein.

(p) This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement or the transactions contemplated by this Agreement, shall be governed by, and construed in accordance with, the internal substantive laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. Any claim or cause of action based upon, arising out of or related to this Agreement or transactions contemplated by this Agreement shall be brought in the Delaware Court of Chancery, and if the Delaware Court of Chancery does not have or take jurisdiction over such claim or cause of action, any other federal or state courts located in the State of Delaware, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of each such court in any such claim or cause of action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the claim or cause of action shall be heard and determined only in any such court, and agrees not to bring any claim or cause of action arising out of or relating to this Agreement or transactions contemplated by this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party hereto in any other jurisdiction, in each case, to enforce judgments obtained in any claim or cause of action brought pursuant to this Section 11(p). EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(q) Subject to the Recapitalization, if any change in the number or type of equity securities of the Company shall occur between the date hereof and immediately prior to the Primary Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Primary Shares purchased by Subscriber and the price per share shall be appropriately adjusted to reflect such change.

(r) Subscriber has delivered, or within five (5) business days prior to the Closing will deliver, to Company a duly executed IRS Form W-9 or applicable IRS Form W-8, and will provide any other tax-related documentation or information reasonably requested by the Company.

(s) The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Investment Agreements, the Mergers and any other material, nonpublic information that the Company or SPAC has provided to Subscriber at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, Subscriber shall not be in possession of any material, non-public information received from the Company, SPAC or any of their respective officers, directors or employees or agents (including the Placement Agents) and Subscriber shall no longer be subject to any confidentiality or similar obligations under any agreement, whether written or oral, relating to the transactions contemplated by this Agreement or otherwise. The Company understands and confirms that the Subscriber and its affiliates will rely on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law and (ii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of the New York Stock Exchange, and in each such case, unless prohibited by law, rule or regulation, shall use its commercially reasonable efforts to provide Subscriber with prior written notice (including by email) of such disclosure and shall use its commercially reasonable efforts to consult with Subscriber in advance as to its form, content and timing.

(t) The Subscriber acknowledges that SPAC is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving SPAC and one or more businesses or assets. The Subscriber further acknowledges that, as described in SPAC’s prospectus relating to its initial public offering dated January 14, 2021 (the “Prospectus”) available at www.sec.gov, substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of SPAC, its public shareholders and the underwriters of SPAC’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to SPAC to pay its tax obligations and to fund certain of its working capital requirements, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. The Subscriber hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Agreement; provided, however, that nothing in this Section 11(t) shall be deemed to limit the Subscriber’s right, title, interest or claim to any monies held in the Trust Account by virtue of its record or beneficial ownership of shares acquired by any means other than this Agreement, pursuant to a validly exercised redemption right with respect to any such shares, except to the extent that the Subscriber has otherwise agreed with SPAC to not exercise such redemption right.

(u) For the avoidance of doubt, all obligations of the Subscriber under this Agreement are separate and several from the obligations of Other Subscribers. The decision of Subscriber to purchase the Acquired Shares pursuant to this Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, SPAC, or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Investment Agreement, and no action taken by Subscriber or Other Subscribers pursuant hereto or thereto, shall be deemed to constitute Subscriber and Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Other Investment Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Acquired Shares or enforcing its rights under this Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Agreement to be executed by its duly authorized representative as of the date set first set forth above.

ironSource Ltd.

By:
Name:
Title:

SUBSCRIBER

Name of Subscriber:

Signature of Subscriber:

By:

By:
Name:
Title:
Address for Notices:

Attention:
Email Address:

Subscriber’s EIN:

Name in which securities are to be registered (if different)

Number of Acquired Shares subscribed for:

Price Per Acquired Share: $10.00

Aggregate Purchase Price: $

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account(s) specified by the Company in the Closing Notice.

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

	1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

	2.	☐ We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check each of the following subparagraphs):

	1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

	2.	☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

	☐	is:

	☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber

and constitutes a part of the Agreement.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the Company reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐ An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

☐ An investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Securities Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

This page should be completed by Subscriber

and constitutes a part of the Agreement.

☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act;

☐ A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, with total assets under management in excess of $5,000,000, not formed for the specific purpose of acquiring limited partner interests of the Partnership, whose purchase of the limited partner interests offered is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment, or any “family client” (as defined in Rule 202(a)(11)(G)-1) thereof, the investments of which are directed by the family officeor

☐ Any entity in which all of the equity owners are accredited investors.

This page should be completed by Subscriber

and constitutes a part of the Agreement.

EXHIBIT A

SECONDARY PURCHASE AGREEMENT

Attached.

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of [🌑], 2021, is entered into by and between, each party identified as a Seller on Annex A hereto (each, a “Seller” and collectively, the “Sellers”), and the party identified as Buyer on the signature pages hereto (“Buyer”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Investment Agreement (as defined below).

RECITALS

WHEREAS, ironSource Ltd., a company organized under the laws of the State of Israel (the “Company”), has entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Showtime Cayman, a Cayman Islands exempted company (“Merger Sub”), Showtime Cayman II, a Cayman Islands exempted company (“Merger Sub II”), and Thoma Bravo Advantage, a Cayman Islands exempted company (“SPAC”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into SPAC, with SPAC surviving as a wholly owned subsidiary of the Company (the “First Merger”), and immediately following the consummation of the First Merger and as part of the same overall transaction, the surviving entity of the First Merger will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of the Company;

WHEREAS, in connection with the Mergers, and pursuant to that certain Investment Agreement (the “Investment Agreement”), dated as of March 20, 2021, by and between the Company and Buyer, Buyer has irrevocably agreed to purchase Class A Ordinary Shares (as defined in the Merger Agreement), directly from the Company and/or from one or more holders of Company equity securities, as determined by the Company pursuant to the Investment Agreement;

WHEREAS, pursuant to the Investment Agreement, the Company has delivered an Election Notice to Buyer identifying the Sellers as Secondary Sellers and stating that Buyer will acquire [🌑] Class A Ordinary Shares (the “Purchased Shares”) from the Sellers for an aggregate price of $[🌑] (the “Purchase Price”); and

WHEREAS, Buyer desires to purchase from each Seller, and each Seller desires to severally sell to Buyer, the number of Purchased Shares set forth opposite such Seller’s name on Annex A hereto (with respect to each Seller, its “Seller Shares”) in exchange for the payment to such Seller of the portion of the Purchase Price set forth opposite such Seller’s name on Annex A hereto (with respect to each Seller, its “Seller Consideration”), all in accordance with the terms of the Investment Agreement and this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

INTERPRETIVE MATTERS

Section 1.01 Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation” and the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement in its entirety and not to any part hereof unless the context shall otherwise require. All references to “or” shall be construed in the inclusive sense of “and/or.” Any reference to any Person shall be deemed to refer to any successor or surviving entity by merger or consolidation and any permitted assigns. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement. Unless the context requires otherwise, all references in this Agreement to Sections, Articles, Exhibits, Schedules or Annexes shall be deemed to mean and refer to Sections, Articles, Exhibits, Schedules or Annexes of or to this Agreement.

ARTICLE II

PURCHASE AND SALE

Section 2.01 Purchase and Sale.

(a) Upon the terms and subject to the conditions set forth in this Agreement and the Investment Agreement, at the Closing, each Seller shall severally sell, transfer, assign and deliver to Buyer, and Buyer shall purchase and acquire from each Seller, such Seller’s Seller Shares, free and clear of any and all liens, hypothecations, mortgages, pledges, security interests, options, charges or other encumbrances or restrictions (“Liens”) (other than Liens arising under this Agreement or applicable Securities Laws (as defined in the Merger Agreement)), in exchange for such Seller’s Seller Consideration.

(b) Upon the terms and subject to the conditions set forth in this Agreement and the Investment Agreement, payment by Buyer of the Purchase Price will be made on the Funding Date by wire transfer of U.S. dollars in immediately available funds to the account of the Paying Agent set forth in the Election Notice (the “Paying Agent Account”), to be held by the Paying Agent in escrow until Closing.

(c) The parties hereto hereby instruct Paying Agent to deliver each Seller’s Seller Consideration to each Seller as set forth in Section 2.03 (provided that to the extent not paid previously, the exercise price in respect of any options to purchase equity securities of the Company that are exercised into any Seller’s Seller Shares (or any portion thereof) shall be deducted from such Seller’s Seller Consideration and instead paid by the Paying Agent to the Company by wire transfer of U.S. dollars in immediately available funds).

Section 2.02 Closing. Upon the terms and subject to the conditions set forth in this Agreement and the Investment Agreement, the transactions contemplated by this Agreement shall be consummated substantially contemporaneously with the consummation of the Mergers (the “Closing”). For the avoidance of doubt, the conditions set forth in Section 3 of the Investment Agreement shall be satisfied or waived in writing prior to the Closing of the Purchase and Sale set forth in this Agreement. At the Closing:

(a) each Seller shall (i) deliver to the Company an original share certificate(s) representing such Seller’s Seller Shares (or an affidavit of loss or destruction in lieu thereof, in the form provided by the Company), and (ii) shall deliver to the Company, with a copy to the Buyer, a countersignature page to the Share Transfer Deed, in the form provided by the Company (a “Transfer Deed”), duly executed by such Seller (or, to the extent applicable, the 102 Trustee) and indicating the number of Seller Shares sold by it hereunder; and

(b) Buyer shall deliver to the Company a countersignature page to a validly executed Transfer Deed that is true and correct with respect to each Seller, duly executed by Buyer (or, to the extent applicable, the 102 Trustee) and indicating the number of Purchased Shares purchased from such Seller by Buyer hereunder.

Section 2.03 Paying Agent.

(a) Wire to Paying Agent. On the Funding Date, Buyer will deposit with and delivered to the Paying Agent, by wire transfer of U.S. dollars in immediately available funds, to the Paying Agent Account, an amount equal to the Purchase Price (the “Paying Agent Amount”). The Paying Agent Amount shall be held and distributed by the Paying Agent in accordance with the Paying Agent Agreement and this Agreement.

(b) Wire to 102 Trustee. Notwithstanding anything to the contrary herein, with respect to any 102 Securities, as indicated on Annex B hereto, the Paying Agent shall transfer immediately after the Closing, to the 102 Trustee, without any tax deduction or withholding, an amount equal to the aggregate portion of the Paying Agent Amount payable with respect to such 102 Securities (the “102 Amount”).

Section 2.04 Withholding Taxes.

(a) Each of Buyer, the Paying Agent and the 102 Trustee (each, a “Payor”), shall be entitled to deduct and withhold from the consideration payable to each Seller in connection with the transactions contemplated by this Agreement such amounts as required to be deducted and withheld under the ITO or any other applicable tax law with respect to such Seller and in accordance with a Valid Certificate (as defined below), if any. For the avoidance of doubt, Buyer shall not deduct or withhold any amount from the consideration transferred to the Paying Agent for the purposes of withholding tax under the ITO, or any other provision of applicable tax law; rather, such amounts will be withheld by the Paying Agent or the 102 Trustee, as applicable, on behalf of Buyer, pursuant to the terms and conditions of the Paying Agent Agreement and the Valid Certificate. To the extent such amounts were so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to each Seller with respect to whom such withholding or deduction was made. In the case of any amounts withheld, the Payor shall timely remitted by the Payor to the applicable tax authority and provide to each Seller from which such amounts were withheld written confirmation of the amount so withheld.

(b) Notwithstanding the foregoing, in accordance with the undertaking provided by the Paying Agent to Buyer as required under Section 6.2.4.3 of the Income Tax Circular 19/2018 (Transaction for Sale of Rights in a Corporation that includes Consideration that will be Transferred to the Seller at Future Dates), the Purchase Price payable to each Seller hereunder who is not a holder of 102 Securities shall be retained by the Paying Agent for the benefit of each such Seller for a period of one hundred and eighty (180) days from Closing, or until an earlier date requested in writing by the Israel Tax Authority (the “Withholding Drop Date”), during which time no payments shall be made to such Seller and the Payor(s) shall not withhold any Israeli taxes on such consideration, and each such Seller may obtain a certification or ruling issued by the Israel Tax Authority, in form and substance reasonably acceptable to Buyer and the Paying Agent (and, upon request, Buyer and Paying Agent will be entitled to review such Seller’s application to the Israel Tax Authority), (i) exempting the Payor from the duty to withhold Israeli taxes with respect to the applicable consideration of such Seller, (ii) determining the applicable rate of Israeli tax to be withheld from the applicable consideration of such Seller, or (iii) providing any other instructions regarding the payment or withholding with respect to the applicable consideration of such Seller (the “Valid Certificate”). For the avoidance of doubt, except (x) where the Seller is a current or former employee or service provider of the Company, (y) where the Seller’s Seller Shares originated from any convertible security or loan of the Company (including a SAFE) or (z) for any transfers of payments outside of Israel, a valid certificate issued by the Israel Tax Authority pursuant to the Israeli Income Tax Regulations (Withholding from Payments for Services or Assets) 5737 – 1977 shall be deemed to be a Valid Certificate. In the event that no later than three (3) business days prior to the Withholding Drop Date, a Seller submits a Valid Certificate, the Payor shall act in accordance with the provisions of such Valid Certificate, subject to any deduction and withholding as may be required to be deducted and withheld under other applicable tax laws. If any Seller (A) does not provide the Payor with a Valid Certificate, by no later than three (3) business days prior to the Withholding Drop Date, or (B) submits a written request to the Payor to release such Seller’s portion of the applicable consideration held by the Paying Agent prior to the Withholding Drop Date and fails to submit a Valid Certificate at or before such time, then the amount to be withheld from such Seller’s consideration shall be calculated according to the applicable withholding rate, which amount shall be calculated in NIS based on a U.S. dollar to NIS exchange rate at the payment date, and the balance of the payment due to such Seller that is not so withheld shall be paid by the Paying Agent to such Seller. Any currency conversion commissions will be borne by the Seller and deducted from payments to be made to such Seller.

(c) Notwithstanding anything else to the contrary in this Agreement, a Payor shall not withhold Israeli taxes with respect to the payment to non-Israeli resident holders of options to purchase equity securities of the Company who were granted such options in consideration solely for work or services performed outside of Israel, and who signed a declaration to that effect in the form attached hereto as Annex C.

(d) Notwithstanding anything else to the contrary in this Agreement, the 102 Amounts shall be paid by Paying Agent to the 102 Trustee in full without any withholding of taxes, and the 102 Trustee shall deduct and withhold from the 102 Amounts such amounts as the 102 Trustee is required to deduct and withhold with respect to the making of any such payment under any applicable Israeli or foreign tax law at the applicable rate for such withholding, unless the holder of the 102 Securities provides the 102 Trustee with a Valid Certificate no later than five (5) business days prior to the fifteenth (15th) day of the calendar month following the month during which the Closing occurs, or an earlier date requested by such holder in writing, in which case the 102 Trustee shall act in accordance with such certificate.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of Buyer. In connection with the delivery by Buyer of the Purchase Price and the receipt by Buyer of the Purchased Shares in accordance with the terms and conditions of this Agreement, Buyer represents and warrants to each Seller as of the date hereof and as of the Closing as follows:

(a) Buyer has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Agreement.

(b) This Agreement has been duly authorized, validly executed and delivered by Buyer and, assuming that this Agreement constitutes the valid and binding agreement of such Seller, this Agreement is the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(c) The execution, delivery and performance by Buyer of this Agreement, including the consummation of the transactions contemplated by this Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions of, (i) the organizational documents of Buyer; or (ii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Buyer or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a material adverse effect on the legal authority or would prevent, materially delay or otherwise materially impede the Buyer’s timely performance of all its obligations hereunder in full.

(d) There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or, to the knowledge of Buyer, threatened against or affecting Buyer or any of Buyer’s properties or rights that materially affects or would reasonably be expected to materially affect Buyer’s ability to consummate the transactions contemplated by this Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against Buyer or any of Buyer’s properties or rights that materially affects or would reasonably be expected to materially affect Buyer’s ability to consummate the transactions contemplated by this Agreement.

(e) In making its decision to purchase the Purchased Shares, Buyer represents and warrants that it has relied solely upon independent investigation made by Buyer or its investment adviser and the representations, warranties, covenants and agreements expressly made by the Sellers herein and by the Company in the Investment Agreement. Buyer acknowledges and agrees that Buyer or its investment adviser has received such information as Buyer or its investment adviser deems necessary in order to make an investment decision with respect to the Purchased Shares, including with respect to the Company, SPAC, the Sellers, the Mergers and the business of the Company and its subsidiaries and the Sellers. Buyer represents, acknowledges and agrees that Buyer and Buyer’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as Buyer and Buyer’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Purchased Shares. Buyer represents, acknowledges and agrees that it has not relied on any statements or other information provided by the Placement Agents or any affiliates of the Placement Agents, or any other person or entity (including the Company and its subsidiaries, SPAC, the Sellers or any of their respective affiliates or representatives) with respect to the Company, SPAC, the Sellers, the Mergers, the Merger Agreement and the business of the Company or its subsidiaries, SPAC or the Sellers or its decision to purchase the Purchased Shares other than the representations, warranties, covenants and agreements expressly made by the Sellers herein or by the Company in the Investment Agreement.

(f) Buyer represents, acknowledges and agrees that Buyer or its investment adviser has considered the risks of an investment in the Purchased Shares and determined that (i) the Purchased Shares are a suitable investment for Buyer, and (ii) Buyer is able to bear the economic risk of a total loss of Buyer’s investment in the Company. Buyer acknowledges specifically that a possibility of total loss exists.

Section 3.02 Representations and Warranties of the Sellers. In connection with the transactions contemplated by this Agreement, each Seller, severally and not jointly, with respect to itself only, hereby represents and warrants to Buyer as of the date hereof and as of the Closing as follows.

(a) If such Seller is not an individual, such Seller has been duly formed or incorporated and is validly existing in good standing (if the concept of good standing is applicable) under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Agreement. If such Seller is an individual, such Seller has the authority to enter into, deliver and perform its obligations under this Agreement.

(b) If such Seller is not an individual, this Agreement has been duly authorized, validly executed and delivered by such Seller. If such Seller is an individual, the signature on this Agreement is genuine, and such Seller has legal competence and capacity to execute the same. Assuming that this Agreement constitutes the valid and binding obligation of Buyer, is a valid and binding obligation of such Seller, and is enforceable against such Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and, subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(c) The execution, delivery and performance by such Seller of this Agreement, including the consummation of the transactions contemplated by this Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of such Seller pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which such Seller is a party or by which such Seller or any of its subsidiaries is bound or to which any of the property or assets of such Seller is subject; (ii) the organizational documents of such Seller (if applicable); or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or any of their respective properties that, in the case of clauses (i) and (iii), would prevent, delay or otherwise impede such Seller’s timely performance of all its obligations hereunder in full.

(d) There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or threatened against or affecting such Seller or any of such Seller’s properties or rights that affects or would reasonably be expected to affect such Seller’s ability to consummate the transactions contemplated by this Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against such Seller or any of such Seller’s properties or rights that affects or would reasonably be expected to affect such Seller’s ability to consummate the transactions contemplated by this Agreement.

(e) Such Seller is not obligated (and has not made any other commitments) to transfer such Seller’s Seller Shares to any other person or entity other than to Buyer pursuant to this Agreement. Such Seller is the sole record and is the beneficial owner of such Seller’s Seller Shares (and, in the case of 102 Securities held by the 102 Trustee, is the sole beneficial owner) and has good title to such Seller’s Seller Shares, free and clear of all Liens (other than Liens arising under applicable Securities Laws or the organizational documents of the Company, if any).

(f) Neither such Seller, nor any person acting on such Seller’s behalf has, directly or indirectly, made any offers or sales of any securities of the Company or solicited any offers to buy any securities of the Company under circumstances that would require registration of the sale of such Seller’s Seller Shares under the Securities Act or the Securities Laws (as such terms are defined in the Merger Agreement).

(g) Such Seller is not insolvent, and there has been no request for, nor has there been issued, any bankruptcy decree against the Seller, whether temporary or permanent, nor has any legal, administrative or other proceeding concerning the bankruptcy of such Seller been commenced.

(h) Such Seller (i) is capable of evaluating the value of such Seller’s Seller Shares and has made the decision to sell such Seller’s Seller Shares voluntarily and without inducement by the Company or Buyer, (ii) has made his own analysis and evaluation of the transactions contemplated hereby, and (iii) has had an opportunity to consult with legal and financial experts regarding the transactions contemplated hereby. Such Seller acknowledges that neither the Buyer, nor the Company, nor any of their personnel or agents is making or have made, and such Seller has not relied on, any representations, warranties or agreements of Buyer (except as set forth in Section 3.01 above) or the Company, express or implied, in the decision to sell such Seller’s Seller

Shares and enter into the transactions contemplated hereby. Such Seller further acknowledges that neither the Company nor the Buyer are acting as a fiduciary or financial or investment advisor to such Seller. Neither the Buyer nor the Company, nor anyone on their behalf has any obligation or duty to provide information to such Seller relating to the value of such Seller’s Seller Shares, to the business, assets, financial condition or prospects of the Company, or otherwise. Buyer conducted its own due diligence and analysis with respect to the Company, for its own account and purposes, all of which may provide it with a different knowledge and view of the prospects and potential, relative to the other parties hereto and such Seller agreed to sell such Seller’s Seller Shares to the Buyer for the consideration provided for herein notwithstanding any such possible knowledge differential or any potential or prospects Buyer or the Company may view for the Company, and waives any right, claim or demand that may arise as a result thereof. Buyer is relying on this representation in entering into this Agreement and would not do so in the absence of this representation.

(i) Such Seller understands, acknowledges and agrees that following the Closing, such Seller shall have no rights as a shareholder of the Company or otherwise, with respect to such Seller’s Seller Shares, including any ownership rights, participation rights in any gains, losses, profits or distributions, whether with respect to any future sale, acquisition, merger, liquidation, dissolution or other corporate event regarding the Company or its assets, or any public offering, tender offer or other offer to purchase any of the Company’s equity securities. Such Seller further acknowledges that any such of the foregoing events and transactions may result in the payment by the Company or a third party of assets, funds or other proceeds to the Company’s shareholders in a manner such that the value attributed to such Seller’s Seller Shares in such event or transaction may be greater, possibly substantially, than such Seller’s Seller Consideration; and if such Seller’s Seller Shares increase in value by any means, or if the Company’s equity becomes freely tradable and increases in value, such Seller is voluntarily forfeiting any opportunity to share in any resulting appreciation in such value. Such Seller acknowledges that such Seller has received all the information such Seller considers necessary or appropriate for deciding whether to enter into this Agreement.

(j) Such Seller acknowledges that the sale of such Seller’s Seller Shares may have immediate or future tax consequences for such Seller and confirms that any tax liability triggered as a result of the sale of such Seller’s Seller Shares and the transactions contemplated hereby (including the exercise of any options or other convertible securities at or prior to the Closing) shall be borne solely by such Seller.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following business day), addressed as follows (and in any event, with a copy sent concurrently to the Company):

(a) if to Buyer or a Seller, to such address or addresses set forth on their respective signature pages hereto; or

(b) if to the Company, to:

ironSource Ltd.

Azrieli Sarona Tower, 121 Menachem Begin St.

Attention: Dalia Litay

                Assaf Ben Ami

E-mail: dalia.litay@ironsrc.com; assaf@ironsrc.com

with a required copies to (which copies shall not constitute notice):

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention: Ryan Maierson; Eyal Orgad

Email: Ryan.Maierson@lw.com; Eyal.Orgad@lw.com

Latham & Watkins LLP

99 Bishopsgate

London EC2M 3XF

United Kingdom

Attention: Joshua Kiernan

E mail: joshua.kiernan@lw.com

Meitar | Law Offices

16 Abba Hillel Road

Ramat Gan 5250608, Israel

Attn: Dan Shamgar and Talya Gerstler

E mail: dshamgar@meitar.com and gtalya@meitar.com

Section 4.02 Amendment; Waiver, Etc. This Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party hereto against whom enforcement of such amendment, modification, waiver, or termination is sought; provided that with respect to any such amendment, modification or waiver that (a) does not adversely affect any Seller’s Seller Consideration or impose material additional obligations on any Seller and (b) is related to more than one Seller, then the consent of affected Sellers that hold at least sixty-six percent (66%) of the Purchased Shares sold by all such affected Sellers hereunder shall be sufficient to effect such amendment, modification, waiver or termination and shall be deemed to be binding upon all other affected Sellers. Additionally, neither this Agreement nor any provision hereof may be amended, modified, waived or terminated, without the prior written consent of (i) SPAC (not to be unreasonably withheld, conditioned or delayed) and (ii) the Company (not to be unreasonably withheld, conditioned or delayed). Each of the Company and SPAC is an express third-party beneficiary of this Agreement.

Section 4.03 Assignment. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Subject to the terms of this Section 4.03, neither this Agreement nor any rights that may accrue hereunder may be assigned by either party hereto without the prior written consent of the other party. This Agreement and any of Buyer’s rights and obligations hereunder may be assigned to any fund or account managed by the same or affiliated investment manager or investment advisor as Buyer or by an affiliate of such investment manager or investor advisor, without the prior consent of the Company, provided that such assignee(s) agrees in writing to be bound by the terms hereof, including making the representations and warranties set forth in Section 3.01. Upon such assignment by Buyer, the assignee(s) shall become Buyer hereunder and have the rights and obligations provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager or investment advisor as Buyer or by an affiliate of such investment manager or investment advisor, unless consented to in writing by the Company

Section 4.04 Entire Agreement. This Agreement (together with the Investment Agreement, in the case of Buyer) contains the complete agreement between the parties with respect to the transactions contemplated hereby and thereby and supersede all prior agreements and understandings between the parties with respect thereto.

Section 4.05 Severability. If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

Section 4.06 Parties in Interest; Third Party Beneficiaries. Subject to Section 4.02, nothing in this Agreement, express or implied, is intended to confer upon any Person other than Buyer and the Sellers, and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

Section 4.07 Expenses. Each party shall pay all of its own expenses in connection with this Agreement and the transactions contemplated by this Agreement.

Section 4.08 Governing Law; VENUE AND SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement or the transactions contemplated by this Agreement, shall be governed by, and construed in accordance with, the internal substantive laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. Any claim or cause of action based upon, arising out of or related to this Agreement or transactions contemplated by this Agreement shall be brought in the Delaware Court of Chancery, and if the Delaware Court of Chancery does not have or take jurisdiction over such claim or cause of action, any other federal or state courts located in the State of Delaware, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of each such court in any such claim or cause of action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the claim or cause of action shall be heard and determined only in any such court, and agrees not to bring any claim or cause of action arising out of or relating to this Agreement or transactions contemplated by this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party hereto in any other jurisdiction, in each case, to enforce judgments obtained in any claim or cause of action brought pursuant to this Section 4.08. Each party hereto hereby consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.01 and waives, and covenants not to assert or plead, any objection which such party may otherwise have to such manner of service of process. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 4.09 Counterparts, Etc. This Agreement may be executed in two (2) or more counterparts (including by facsimile transmission or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

Section 4.10 Further Assurances. Subject to the terms and conditions provided herein, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem necessary in order to consummate the transactions contemplated by this Agreement.

Section 4.11 Remedies. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the parties hereto shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that SPAC shall be entitled to specifically enforce the Buyer’s obligations hereunder and the provisions of this Agreement of which SPAC is a third party beneficiary, in each case, on the terms and subject to the conditions set forth herein. Each party hereto acknowledges and agrees that the obligations, representations and covenants of each Seller hereunder are several and not joint and that no Seller shall be liable in respect of the obligations, representations or covenants of another Seller.

Section 4.12 Waiver Against Trust. The parties hereto acknowledge that SPAC is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving SPAC and one or more businesses or assets. The parties hereto further acknowledge that, as described in SPAC’s prospectus relating to its initial public offering dated January 14, 2021 (the “Prospectus”) available at www.sec.gov, substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of SPAC, its public shareholders and the underwriters of SPAC’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to SPAC to pay its tax obligations and to fund certain of its working capital requirements, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. The parties hereto hereby irrevocably waive any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agree not to seek recourse against the Trust Account as a result of, or arising out of, this Agreement; provided, however, that nothing in this Section 4.12 shall be deemed to limit any party’s right, title, interest or claim to any monies held in the Trust Account by virtue of its record or beneficial ownership of shares currently outstanding on the date hereof, pursuant to a validly exercised redemption right with respect to any such shares, except to the extent that such party has otherwise agreed with SPAC to not exercise such redemption right.

Section 4.13 Recapitalization. Subject to the Recapitalization, if any change in the number or type of equity securities of the Company shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Purchased Shares purchased by Buyer and the price per share shall be appropriately adjusted to reflect such change.

Section 4.14 Separate and Several. For the avoidance of doubt, all obligations of the Buyer under this Agreement are separate and several from the obligations of other purchasers that may execute separate purchase and sale agreements with the Sellers.

Section 4.15 Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, if the Investment Agreement is terminated in accordance with its terms.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of Buyer and each Seller has executed or caused this Agreement to be executed by its duly authorized representative as of the date first set forth above.

BUYER:

[●]

By:
Name:
Title

Address for Notices:

[●]
[●]
Attention:
Email:

[Signature to Purchase and Sale Agreement]

SELLERS:

[●]

By:

Address for Notices:

[●]
[●]
Attention:
Email:

[●]

By:

Address for Notices:

[●]
[●]
Attention:
Email:

[Signature to Purchase and Sale Agreement]

ANNEX A

SELLERS

Seller	Seller Shares	Seller Consideration
[●]	[●]	$[●]
[●]	[●]	$[●]
[●]	[●]	$[●]
Total	[●]	$[●]

ANNEX B

102 SECURITIES

ANNEX C

NON-ISRAELI TAX DECLARATION

You are receiving this form “Non-Israeli Declaration” as a holder of options to purchase shares of [SHOWTIME] (the “Company”), in connection with the Purchase and Sale Agreement, dated _______, 2021 between you and the [BUYER] (the “Buyer”).

By completing this form in a manner that would substantiate your eligibility for an exemption from Israeli withholding tax, you will allow, Buyer and any other withholding agent, or their authorized representatives to exempt you from Israeli withholding tax.

PART I	Identification and details of the Service Provider

1. Name:
(please print full name)
2. Country of residence:

4. Taxpayer Identification or Social Security No. (if applicable):
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):

6. Mailing Address (if different from above):	7. Telephone Number (country code, area code and number):

PART II	Declaration by the Service Provider (see instructions)
I hereby declare that: (if the statement is correct, mark “X” in the following box)

A.1 ☐	All of the options to purchase shares in the Company (the “Options”) held by me were granted solely in connection with my employment or engagement with the Company or its affiliates (the “Employer”).

A.2 ☐	At all times since the date that is four (4) years prior to the grant of any of my Options and until the day of this Non-Israeli Tax Declaration (the “Relevant Period”) I did not render services in or from Israel to the Employer or the Company.

A.3 ☐	During the Relevant Period I filed tax returns (if required under applicable law) and paid taxes in the country of my residency (as provided in Item 2 of Part I).

A.4 ☐	At the Relevant Period I have not been a “resident of Israel” as defined in Section 1 of the Israeli Income Tax Ordinance (provided in Exhibit A attached hereto), and at the Relevant Period (mark all the relevant boxes with an x.):

☐ The State of Israel was not my permanent place of residence. ☐ The State of Israel was not my place of residence or my family’s place of residence.

☐   My ordinary or permanent place of activity was not in the State of Israel and I do not have a permanent establishment in the State of Israel.

☐   I did not engage in an occupation in the State of Israel.

☐   I did not own a business or part of a business in the State of Israel.

☐   I did not stay in the State of Israel for 183 days or more in any given tax year.

☐   I did not stay in Israel for 30 days or more in any given tax year in which my total stay in Israel in such a year and in the two preceding years reached 425 days.

☐   I was not insured with the National Insurance Institute in the State of Israel.

PART III Certification. By signing this form, I also declare that:

I understood this form and completed it correctly and pursuant to the instructions.

I provided accurate, full and complete details in this form.

I am aware that providing false details constitutes criminal offense.

I am aware that this form may be provided to the Israel Tax Authority, in case the Israel Tax Authority so requests, for purposes of audit or otherwise.

SIGN HERE ▶

Signature of holder                                                                     Date

Exhibit A

Definitions for Non-Israeli Tax Declaration

“Resident of Israel for Israeli Tax Purposes”

Section 1 of the Israeli Income Tax Ordinance [New Version], 1961 (“Israeli Income Tax Ordinance”) defines a “resident of Israel” or a “resident” as follows:

“(A)	with respect to an individual – a person whose center of vital interests is in Israel; for this purpose the following provision will apply:

(1)	in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including:

(a)	place of permanent home;

(b)	place of residential dwelling of the individual and the individual’s immediate family;

(c)	place of the individual’s regular or permanent occupation or the place of his permanent employment;

(d)	place of the individual’s active and substantial economic interests;

(e)	place of the individual’s activities in organizations, associations and other institutions;

(2)	the center of vital interests of an individual will be presumed to be in Israel if:

(a)	the individual was present in Israel for 183 days or more in the tax year;

(b)	the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more;

For the purposes of this provision, “day” includes a part of a day.

(3)	the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer.

(B)	with respect to a body of persons – a body of persons which meets one of the following:

(1)	it was incorporated in Israel;

(2)	the control and management of its business are exercised in Israel.”